SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 16, 2004
                                                           -------------

                                  E-Z-EM, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-11479                                            11-1999504
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York, NY               11042
----------------------------------------------             ----------
   (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 333-8230
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On June 16, 2004, the Registrant issued a press release announcing that its Chairman, Howard S. Stern, had adopted a prearranged trading plan intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2004                    E-Z-EM, INC.
                                        (Registrant)


                                        By: /s/ Dennis J. Curtin
                                            ____________________________________
                                            Dennis J. Curtin
                                            Senior Vice President -
                                               Chief Financial Officer

EXHIBIT INDEX
-------------

Number                  Description
------                  -----------

Exhibit 99.1            Press Release.


                                       3